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                                  SCHEDULE 13G
                               CUSIP No. 670198 10
                                                                   Exhibit 99.1


                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons below agree to the joint filing on behalf of each of them of a Statement on Schedule 13G, and any and all amendments thereto, with regard to the beneficial ownership of Common Stock, $0.001 par value, of Nucentrix Broadband Networks, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an exhibit to any such joint filing. In evidence thereof the undersigned hereby execute this Agreement as of the 10th day of April, 1999.


                                      QUAD-C PARTNERS IV, L.P.

                                      By: QUAD-C IV, L.L.C., its general partner


                                          By:  /s/ R. Ted Weschler
                                             ---------------------------------
                                          Name:    R. Ted Weschler
                                          Title:   Vice President


                                      QUAD-C IV, L.L.C.



                                      By: /s/ R. Ted Weschler
                                         -------------------------------
                                      Name:    R. Ted Weschler
                                      Title:   Vice President


                                      QUAD-C, INC.



                                      By: /s/ R. Ted Weschler
                                         -----------------------------
                                      Name:    R. Ted Weschler
                                      Title:   Vice President



                                      /s/ Terrence D. Daniels
                                      ----------------------------
                                      Terrence D. Daniels



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